Greyrock Business Credit
a NationsBank Company

                           AMENDMENT TO LOAN DOCUMENTS

Borrower:          Paradigm Technology, Inc.
Address:           694 Tasmin Drive
                   Milpitas, California 95035

Dated as of:       January 29, 1998



         THIS AMENDMENT TO LOAN DOCUMENTS is entered into between GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation ("GBC"), whose address is 10880 Wilshire Blvd., Suite 950, Los Angeles, CA 90024 and the borrower named above ("Borrower").

         The Parties agree to amend, effective as of the date hereof, the Loan and Security Agreement between them, dated October 25, 1996, as amended from time to time (the "Loan Agreement"), as follows. (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by GBC and the Borrower, and all other written documents and agreements between GBC and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. MODIFICATION OF CREDIT LIMIT. Section 1 of the Schedule to the Loan Agreement entitled "Credit Limit (Section 1.1)" is hereby amended to read as follows:

         "CREDIT LIMIT (Section 1.1):

              An amount not to exceed the lesser of:

              (i)    $5,000,000 at any one time outstanding; or

              (ii)   the sum of:

                     (a) 80% of the amount of Borrower's Eligible Receivables* owing from original equipment manufacturers; plus

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Greyrock Business Credit  Amendment to Loan Documents


                     (b) 50% of the amount of Borrower's Eligible Receivables* owing from distributors.

                     * (as defined in Section 8 of the Loan Agreement)"

         2. FOREIGN RECEIVABLES. The Minimum Eligibility Requirements with respect to Eligible Receivables include the following: "the Receivable must not be owing from an Account Debtor located outside the United States or Canada (unless pre-approved by GBC in its discretion in writing, or backed by a letter of credit satisfactory to GBC, or FCIA insured satisfactory to GBC)." It is anticipated that GBC may, on a going forward basis, approve for borrowing purposes certain Receivables owing from Account Debtors outside the United States or Canada ("Foreign Receivables"); provided that GBC will only approve such Foreign Receivables as are consistent with the Minimum Eligibility Requirements, that is, among other things, THOSE AS ARE APPROVED BY GBC IN ITS DISCRETION. Further, Receivables owing from Scan Technology, to the extent such Receivables otherwise comply with the Minimum Eligibility Requirements, will be eligible for borrowing purposes if the invoiced Receivables are for product that will be shipped to Iomega's sub-contractors within 45 days and if the payment terms relating thereto require payment within 7 days of shipment thereof.

         3. REPRESENTATIONS TRUE. Borrower represents and warrants to GBC that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                                      GBC:

PARADIGM TECHNOLOGY, INC.                      GREYROCK BUSINESS CREDIT,
                                               a Division of NationsCredit
                                               Commercial Corporation

By  /s/ Michael Gullett                        By
  --------------------------------------         ------------------------------
        President or Vice President

By  /s/ David Campbell                         Title
  --------------------------------------            ---------------------------
        Secretary or Ass't Secretary